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                       Securities and Exchange Commission
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                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report
              Pursuant to Section 13 or 15(d) of the Securities and
                               Exchange Commission

       Date of Report (Date of earliest event reported): October 29, 2004

                               USURF America, Inc.
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             (Exact name of registrant as specified in its charter)

            Nevada                        1-15383               72-1482416
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(State or other jurisdiction of    (Commission File No.)     (I.R.S. Employer
        incorporation)                                       Identification No.)

        6005 Delmonico Drive, Suite 140, Colorado Springs, Colorado 80919
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          (Address of principal executive offices, including zip code)

               Registrant's telephone number, including area code:
                                 (719) 260-6455

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                                    Form 8-K
                               USURF America, Inc.
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

Item 1.01. Entry Into a Material Definitive Agreement.
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On October 29, 2004, USURF America, Inc., a Nevada corporation (the "Company")
executed a Subscription Agreement (the "Agreement) with Monarch Pointe Fund, Ltd. and Mercator Advisory Group, LLC (collectively referred to as "Purchasers"), whereby, subject to the terms and conditions of the Agreement, the Company agreed to issue and sell to the Purchasers and Purchasers agreed to purchase from the Company, 10,000 shares of Series A Convertible Preferred Stock ("Series A Stock") at $100.00 per share, representing a total consideration of $1,000,000. In connection with the purchase and sale of the Series A Stock, and for no additional consideration, the Purchasers will receive Warrants to purchase up to an aggregate of 7,000,000 shares of the Company's common stock, at an exercise price of $0.075 per share subject to adjustment as set forth in the Warrants (copies of which are attached as exhibits 10.2 and 10.3).

The Series A Stock is convertible into the Company's common stock at a conversion price ranging from $0.05 to $0.075 as calculated in accordance with the Certificate of Designation, a copy of which is attached hereto as exhibit
10.4. The conversion price per share for the Series A Stock shall be equal to eighty-five percent (85%) of the Market Price provided, however, that subject to certain provisions, in no event shall the conversion price be less than $0.05 per share (the "Floor Price") or exceed $0.075 (the "Ceiling Price"). The Floor Price and Ceiling Price may be further adjusted upon the occurrence of certain events as defined in the Certificate of Designation.

The number of Conversion Shares and Warrant Shares that the Purchasers may acquire at any time are subject to limitation in the Certificate of Designations and in the Warrants, respectively, so that the aggregate number of shares of Common Stock of which such Purchaser and all persons affiliated with such Purchaser have beneficial ownership (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended) does not at any time exceed 9.99% of the Company's then-outstanding Common Stock.

Item 3.02. Unregistered Sales of Equity Securities
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On October 29, 2004, pursuant to the Agreement, the Company issued 10,000 shares of Series A Convertible Preferred Stock at $100.00 per share, for a total consideration of $1,000,000. These securities are exempt from registration under the Securities Act of 1933, as amended, pursuant to the provisions of Section 4(2) thereof as a transaction not involving a public offering. This purchaser is a sophisticated investor capable of evaluating an investment in the Company.

The Series A Stock is convertible into the Company's common stock at a conversion price ranging from $0.05 to $0.075 as calculated in accordance with the Certificate of Designation. The conversion price per share for the Series A Stock shall be equal to eighty-five percent (85%) of the Market Price provided, however, that subject to certain provisions, in no event shall the conversion price be less than $0.05 per share (the "Floor Price") or exceed $0.075 (the "Ceiling Price"). The Floor Price and Ceiling Price may be further adjusted upon the occurrence of certain events as defined in the Certificate of Designation.

The Warrants to purchase up to an aggregate of 7,000,000 shares of the Company's common stock are exercisable at $0.075 per share subject to adjustment as set forth in the Warrants.


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

Item 9.01 Exhibits.
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
Exhibit No.                                      Description
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
    10.1        Subscription Agreement, dated October 29, 2004, by and between USURF America,
                Inc., Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP, Monarch
                Pointe Fund, Ltd and Mercator Advisory Group, LLC
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    10.2        Warrant to Purchase Common Stock issued to Mercator Advisory Group, LLC
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    10.3        Warrant to Purchase Common Stock issued to Monarch Pointe Fund, Ltd.
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    10.4        Certificate of Designations of Preference and Rights of Series A Convertible
                Preferred Stock
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    10.5        Registration Rights Agreement, dated October 29, 2004, by and between USURF
                America, Inc., Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP,
                Monarch Pointe Fund, Ltd and Mercator Advisory Group, LLC
------------------------------------------------------------------------------------------------


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

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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 4, 2004.                USURF AMERICA, INC.


                                        By: /s/ DOUGLAS O. MCKINNON
                                           -------------------------------------
                                           Douglas O. McKinnon President and
                                           CEO

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                                  EXHIBIT INDEX
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
Exhibit No.                                      Description
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
    10.1        Subscription Agreement, dated October 29, 2004, by and between USURF America,
                Inc., Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP, Monarch
                Pointe Fund, Ltd and Mercator Advisory Group, LLC
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    10.2        Warrant to Purchase Common Stock issued to Mercator Advisory Group, LLC
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    10.3        Warrant to Purchase Common Stock issued to Monarch Pointe Fund, Ltd.
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    10.4        Certificate of Designations of Preference and Rights of Series A Convertible
                Preferred Stock
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    10.5        Registration Rights Agreement, dated October 29, 2004, by and between USURF
                America, Inc., Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP,
                Monarch Pointe Fund, Ltd and Mercator Advisory Group, LLC
------------------------------------------------------------------------------------------------


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